UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.  20549


                                Form 8-K/A

             Date of Report (date of earliest event reported):
                               July 21, 1995

                        SEC FILE NUMBER: 33-15370-D



              Exact Name of Issuer:  CUSA TECHNOLOGIES, INC.


State of incorporation: NEVADA

IRS Indentification No.: 87-0439511

Address of principle executive offices:

     986 West Atherton Drive
     Salt Lake City, Utah  84123

Telephone:  (801) 263-1840

ITEM 7. THE FINANCIAL STATEMENTS

    CUSA Technologies, Inc. (the "Registrant"), hereby amends and supplements its report of form 8-K dated June 30, 1995, by filing financial statements in connection with its acquisition of Benchmark Computer Systems, Inc.

    The following financial statements are included as part of this report:

    Proforma Condensed Consolidating Financial Statements

      Unaudited Proforma Condensed Consolidating Balance Sheet as of March 31, 1995

      Unaudited Proforma Condensed Consolidating Statement of
      Operations for the year ended June 30, 1994, and three months ended March 31, 1995

      Notes to Condensed Pro Forma Financial Statements

    Report of Glass, Green, May & Associates L.L.C., independent certified public accountants

Balance Sheets of Benchmark Computer Systems, Inc., as of
December 31, 1994 and 1993, and June 30, 1995 (unaudited)

Statements of Operations of Benchmark Computer Systems, Inc., for the years ending December 31, 1994 and 1993, and the six months ending June 30, 1995 and 1994 (unaudited)

Statement of Stockholders' Equity (Deficit) of Benchmark Computer systems, Inc., as of December 31, 1994 and 1993, and June 30, 1995 (unaudited)

Statements of Cash Flows of Benchmark Computer Systems, Inc., for the years ending December 31, 1994 and 1993, and the six months ending June 30, 1995 and 1994 (unaudited)

Notes to Financial Statements of Benchmark Computer Systems, Inc.

          PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS


     The following pro forma condensed consolidating balance sheet as of March 31, 1995 and the related pro forma condensed consolidating statements of operations for the nine months ending March 31, 1995 and for the year ending June 30, 1994 are based on the consolidated Pro Forma balance sheet of CUSA Technologies, Inc. (CTI) as previously filed on form 8-K (Amendment No. 1) on September 12, 1995 (which included the historical consolidated financial statements of CTI adjusted to reflect the Merger with
(1) Benchmark Computer Systems, Inc. and it's subsidiaries located in Omaha (collectively, Omaha), (2) the acquisition of RK & DR Concepts, Inc. dba Versyss Data Systems (VDS), (3) the acquisition of Outside Force, Inc. (OFI), (4) the acquisition of Computer Ease, (5) the merger with Sierra Surgery Center, Inc.,
(6) the merger with Medical Computer Management, Inc. and it's subsidiaries (collectively, MCMI), and (7) the acquisition of Benchmark Systems of Va., Inc. (Virginia) assuming the acquisitions were completed as of the beginning of the periods for the statements of operations and as of March 31, 1995 for the balance sheet) and the acquisition of Benchmark Computer Systems, Inc. located in Wisconsin (Wisconsin).

     The pro forma condensed consolidating financial statements should be read in conjunction with the audited financial statements of CTI, Omaha, VDS, MCMI, Virginia and Wisconsin and the related notes thereto. The pro forma adjustments include certain assumptions as discussed in the accompanying notes and are subject to change. Furthermore, the pro forma condensed consolidated results of operations are not necessarily indicative of actual results which might have occurred had the acquisitions occurred on the dates indicated or of results that may be obtained in the future.

CUSA TECHNOLOGIES, INC.
Pro forma Condensed Consolidating Balance Sheet
March 31, 1995

                                            Consolidated
                                            Pro forma
                                            Balance
                                            (Excluding
                                            Benchmark      Benchmark     Total                      Consolidated
                                            Computer       Computer      Combined        Pro forma    Pro forma
                                            Systems, Inc   Systems, Inc  Balance         Adjustments  Balance
                                            ____________   ____________  __________      ___________  __________
ASSETS
Current Assets:
  Cash and cash equivalents                 $  1,215,242      52,411      1,267,653                    1,267,653
  Trade accounts receivable, net               5,089,516     251,517      5,341,033                    5,341,033
  Receivables from related parties               223,596                    223,596                      223,596
  Inventories                                  1,829,777      51,554      1,881,331                    1,881,331
  Prepaid and other assets                       212,090      23,483        235,573                      235,573

      Total current assets                     8,570,221     378,965      8,949,186                    8,949,186


Property and equipment:
  Land                                           297,688                    297,688                      297,688
  Buildings and improvements                   2,138,339                  2,138,339                    2,138,339
  Equipment                                    1,284,094                  1,284,094                    1,284,094
  Office furniture, fixtures, and equipment    1,294,105     311,019      1,605,124                    1,605,124
  Vehicles                                       172,922                    172,922                      172,922
  Leasehold Improvements                          25,847      23,241         49,088                       49,088
  Software                                        39,487                     39,487                       39,487
                                               5,252,482     334,260      5,586,742                    5,586,742

      Less accumulated depreciation
                                               1,203,054     283,266      1,486,320                    1,486,320

      Net property and equipment               4,049,428      50,994      4,100,422                    4,100,422

Equipment under capital lease, net               299,683      97,541        397,224                      397,224
Receivables from related parties                 177,466     175,000        352,466                      352,466
Software development and acquisition costs     2,964,427                  2,964,427                    2,964,427
Excess purchase price over fair value of net
  tangible and identifiable intangible assets
  acquired                                    11,245,597                 11,245,597 (3)  1,156,912    12,402,509
Other assets                                     188,890      18,643        207,533                      207,533
                                            $ 27,495,712     721,143     28,216,855      1,156,912    29,373,767



LIABILITIES AND EQUITY
Current liabilites:
  Lines of credit with bank                 $    143,747                    143,747                      143,747
  Current installments of long-term debt and
    subordinated long-term debt                  570,403      38,867        609,270                      609,270
  Current installments of obligations under
    capital leases                               155,789      35,012        190,801                      190,801
  Accounts payable                             2,513,531     304,500      2,818,031                    2,818,031
  Accrued liabilities                          2,949,970      48,398      2,998,368                    2,998,368
  Income taxes payable                           379,084      63,248        442,332                      442,332
  Payables to related parties                  2,260,434                  2,260,434                    2,260,434
  Deferred revenue                             5,580,262     572,009      6,152,271                    6,152,271

  Total current liabilites                    14,553,220   1,062,034     15,615,254                   15,615,254

  Long-term line of credit                     1,170,500                  1,170,500                    1,170,500
  Long-term debt and subordinated long-term
  debt, excluding current installments         1,903,652     290,331      2,193,983                    2,193,983
  Obligations under capital leases, excluding
    current installments                         215,794      44,022        259,816                      259,816
  Minority interest in susidiary                   2,826                      2,826                        2,826
  Deferred income tax liability                  288,938                    288,938                      288,938

      Total liabilites                        18,134,930   1,396,387     19,531,317            -      19,531,317


Stockholders Equity:
  Series A convertible preferred stock             1,000                      1,000                        1,000
  Common stock                                     8,144      20,000         28,144 (3)    (19,807)        8,337
  Additional paid in capital                   8,339,199      28,000      8,367,199 (3)    453,475     8,820,674
  Retained earnings                            1,012,439    (723,244)       289,195 (3)    723,244     1,012,439
      Total stockholders' equity               9,360,782    (675,244)     8,685,538      1,156,912     9,842,450

                                            $ 27,495,712     721,143     28,216,855      1,156,912    29,373,767

See accompanying notes to condensed pro forma financial statements.

CUSA TECHNOLOGIES, INC.
Proforma Condensed Consolidating Statement of Operations
For the year ending June 30, 1994


                                            Consolidated
                                            Pro forma
                                            Balance
                                            (Excluding
                                            Benchmark      Benchmark     Total                      Consolidated
                                            Computer       Computer      Combined        Pro forma    Pro forma
                                            Systems, Inc   Systems, Inc  Balance         Adjustments  Balance
Revenue                                     $  36,851,296  2,950,446     39,801,742 (1)  (53,114)    39,748,628



Less cost of goods sold                       16,509,961   1,349,057     17,859,018 (1)  (53,114)    17,805,904


    Gross profit                              20,341,335   1,601,389     21,942,724                  21,942,724

Selling, general and administrative expense   21,698,122   1,816,398     23,514,520 (4)   77,127     23,591,647



    Operating income (loss)                   (1,356,787)   (215,009)    (1,571,796)     (77,127)    (1,648,923)

Other income (expense):
Interest, net                                   (376,309)    (88,953)      (465,262)                   (465,262)

Other                                            414,285      (1,899)       412,386                     412,386

    Income (loss) before income tax           (1,318,811)   (305,861)    (1,624,672)     (77,127)    (1,701,799)

Provision for income taxes                      (527,525)    (73,421)      (600,946)(2)  (79,774)      (680,720)

  Income (loss) before preferred stock divide   (791,286)   (232,440)    (1,023,726)       2,646     (1,021,080)

Less preferred stock dividends                   120,000                    120,000                     120,000

  Net income (loss) available to common sha$    (671,286)   (232,440)      (903,726)       2,646       (901,080)


Primary and fully diluted earnings per share of common stock:

  Loss per share and common share
    equivalent                                                                                            (0.11)

Weighted average number of shares
    outstanding                                                                                        7,956,301


See accompanying notes to condensed pro forma financial statements.

CUSA TECHNOLOGIES, INC.
Proforma Condensed Consolidating Statement of Operations
For the nine months ending March 31, 1995

                                       Consolidated
                                       Pro forma
                                       Balance
                                       (Excluding
                                       Benchmark      Benchmark      Total                          Consolidated
                                       Computer       Computer       Combined         Pro forma     Pro forma
                                       Systems, Inc   Systems, Inc   Balance          Adjustments   Balance
                                       ____________   ____________   ______________   ___________   ____________
Revenue                                $ 28,960,493     2,143,074    31,103,567 (1)   (123,824)       30,979,743



Less cost of goods sold                  14,161,857       674,728    14,836,585 (1)   (123,824)       14,712,761


    Gross profit                         14,798,636     1,468,346    16,266,982            -          16,266,982

Selling, general and administrative
  expenses                               14,359,104     1,412,451    15,771,555 (4)     57,846        15,829,401



    Operating income                        439,532        55,895       495,427        (57,846)          437,581

Other income (expense):
Interest, net                              (354,667)      (39,482)     (394,149)           -            (394,149)
Gain on settlement                                        505,516       505,516                          505,516
Other                                       (35,767)        3,550       (32,217)           -             (32,217)

    Income before income tax                 49,098       525,479       574,577            -             516,731

Provision for income taxes                   19,639       151,548       171,187 (2)     35,506           206,693

  Income before preferred stock dividend     29,459       373,931       403,390        (35,506)          310,039

Less preferred stock dividends               90,000                      90,000                           90,000

  Net income available to common share$     (60,541)      373,931       313,390        (35,506)          220,039


Primary and fully diluted earnings per share of common stock:

  Income per share and common share
    equivalent                                                                                              0.03

  Weighted average number of shares
    outstanding                                                                                        8,336,301



See accompanying notes to condensed pro forma financial statements.



     CUSA TECHNOLOGIES, INC.

     Notes to Pro Forma Condensed Consolidating Financial Statements


(1)     General Assumptions


     The accompanying pro forma condensed balance sheet as of March 31, 1995 and the pro forma condensed consolidating statements of operations for the nine months ending March 31, 1995 and for the year ended June 30, 1994 were prepared based on the following assumptions:

          o The pro forma adjustments were made assuming the companies were combined as of the beginning of the periods for the statements of operations and as of the end of the period for the balance sheet.


(2)     Pro Forma Adjustments

     The adjustments to the accompanying condensed pro forma balance sheet as of March 31, 1995 and the pro forma condensed statements of operations for the nine months ending March 31, 1995 and the year ending June 30, 1994 are as follows:

          (1) Adjustment to eliminate software and royalty fees charged to Wisconsin by CUSA.

          (2) Adjustment to record income tax benefit at the estimated effective rate of 40% of net income (loss) before income taxes.

          (3)     Adjustment to record acquisition of Wisconsin.

          (4) Adjustment to amortize goodwill acquired on the acquisition over a period of fifteen years on a straight-line basis.



INDEPENDENT AUDITORS' REPORT



The Board of Directors
Benchmark Systems of Va., Inc.


We have audited the balance sheet of Benchmark Systems of Va., Inc. as of December 31, 1994 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ending December 31, 1994 and 1993. These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Benchmark Systems of Va., Inc. at December 31, 1994 and the results of its operations and its cash flows for the years ended December 31, 1994 and 1993 in conformity with generally accepted accounting principles.




Glass, Green, May & Associates, L.L.C.

/s/ Glass, Green, May & Associates, L.L.C.
Salt Lake City, Utah
August 26, 1995


BENCHMARK COMPUTER SYSTEMS, INC.
Balance Sheets


                                                                                            (Unaudited)
                                                                                 March 31,   June 30,
              ASSETS                                                               1995        1995
                                                                               ___________  __________


Current Assets:
  Cash                                                                          $   52,411       -
  Trade accounts receivable, net of allow. for doubtful accounts of $42,001
     at March 31, 1995 and $49,999 at June 30, 1995 (notes 2 and 6)                251,517     227,435
  Inventories (note 2)                                                              51,554      38,058
  Prepaid expenses and other assets                                                 23,483      12,906
     Total current assets                                                          378,965     278,399

Property and equipment (note 2):
  Computer equipment                                                               198,429     198,429
  Office furniture and equipment                                                   112,590     112,590
  Leasehold improvements                                                            23,241      56,613
     Total property and equipment                                                  334,260     367,632
  Less accumulated depreciation and amortization                                   283,266     304,125

     Net property and equipment                                                     50,994      63,507

Equipment under capital lease obligations, net of accumulated amortization of
  $4,080 at March 31, 1995 and $10,085 at June 30, 1995 (note 3)                    97,541      91,536

Due from stockholder (note 8)                                                      175,000     176,240
Other assets                                                                        18,643      22,404
                                                                                $  721,143     632,086

Benchmark Computer Systems, Inc.
Balance Sheets (Continued)



     LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Checks issued in excess of bank balance                                      $     -          3,814
  Current installments of long-term debt (note 2)                                  38,867      75,050
  Current installments of obligations under capital leases  (note 3)               35,012      35,827
  Accounts payable (note 5)                                                       304,500     394,535
  Accrued liabilities and deposits                                                 48,398      90,909
  Deferred tax liability (note 4)                                                  63,249       -
  Deferred revenue                                                                572,009     556,325

     Total current liabilities                                                  1,062,035   1,156,460

Long-term debt, excluding current installments (note 2)                           290,331     245,791
Obligations under capital leases,  excluding current
  installments  (note 3)                                                           44,022      37,237
     Total liabilities                                                          1,396,388   1,439,488

Stockholder's deficit:
  Common stock, $10 par value; authorized 2,800 shares;
     issued 2,000 shares (note 5)                                                  20,000      20,000
  Additional paid-in capital                                                       28,000      28,000
  Accumulated deficit                                                            (723,245)   (855,402)
     Total stockholder's deficit                                                 (675,245)   (807,402)

                                                                               $  721,143     632,086

See accompanying notes to financial statements.

F-2


BENCHMARK COMPUTER SYSTEMS, INC.
Statements of Operations







                                                                                     (Unaudited)
                                                                                  Three months ended
                                                         Year Ended March 31,          June 30,
                                                         ______________________   _____________________
                                                             1995       1994       1995        1994
                                                         ___________  _________   _________  __________

Net service and sales revenue (note 6)                   $2,707,706   2,896,900    405,537     564,632
Cost of goods sold and other direct costs                   895,960   1,274,096    154,345     221,232

     Gross profit                                         1,811,746   1,622,804    251,192     343,400


Selling, general and administrative expenses              1,808,172   1,836,103    441,542     395,721

     Operating income (loss)                                  3,574   (213,299)   (190,350)    (52,321)


Other income (expense):
  Gain on settlement (note 7)                               505,516         -          -           -
  Interest expense                                          (56,458)   (88,511)     (5,771)    (16,976)
  Other                                                       3,569     (7,562)        715          19
     Total other income (expense)                           452,627    (96,073)     (5,056)    (16,957)

     Income (loss) before income taxes                      456,201   (309,372)   (195,406)    (69,278)

Income tax expense (benefit)   (note 4)                     126,497    (63,248)    (63,249)    (25,051)

     Net income (loss)                                   $  329,704   (246,124)   (132,157)    (44,227)



















See accompanying notes to financial statements.

                         BENCHMARK COMPUTER SYSTEMS, INC.
                       Statements of Stockholder's Deficit
                    March 31, 1994 and 1995 and June 30, 1995




                                       Common Stock
                                          Number                 Additional                    Total
                                            of                    Paid-in     Accumulated    Stockholder
                                          Shares       Amount     Capital       Deficit        Deficit
                                       ____________   ________   __________   ___________   _____________
Balance at April 1, 1993                  2,000       $ 20,000     28,000       (806,825)    $   (758,825)

Net loss year ended March 31, 1994           -             -          -         (246,124)        (246,124)

Balance at March 31, 1994                 2,000         20,000     28,000     (1,062,949)      (1,004,949)

Net income year ended March 31, 1995         -             -          -          329,704          329,704

Balance at March 31, 1995                 2,000         20,000     28,000       (723,245)        (675,245)

Net loss three months ending
  June 30, 1995   (Unaudited)                -             -          -         (132,157)        (132,157)

Balance June 30, 1995 (Unaudited)         2,000       $ 20,000     28,000       (855,402)    $   (807,402)




























                       See accompanying notes to financial statements.
                                      F-4


BENCHMARK COMPUTER SYSTEMS, INC.
Statements of Cash Flows


                                                                                           (Unaudited)
                                                                                        Three months ended
                                                             Year Ended March 31,            June 30,
                                                             ______________________    ______________________
                                                                 1995       1994          1995         1994
                                                             __________   _________    _________     ________
Cash flows from operating activities:
  Net income (loss)                                          $  329,704   (246,124)    (132,157)     (44,227)
  Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                               43,370     45,672       21,905        7,210
     Provision for losses for trade accounts receivable          (5,578)   (50,421)       7,998          421
     Gain on settlement (note 7)                               (505,516)         -           -            -
     Write off of shareholder receivable                         75,000          -           -            -
     Net change in current assets and
        liabilities:
        Trade accounts receivable                               (10,789)   278,281       16,083      124,806
        Inventories                                              86,700    (95,550)      18,455       (4,781)
        Other current assets                                     11,107      2,770       10,576       14,171
        Deferred income taxes                                   126,497    (63,248)     (63,249)     (25,051)
        Deferred revenue                                        (52,953)   (24,790)     (15,682)     (50,719)
         Accounts payable, accrued liabilities and deposits     (83,382)   137,262      135,120       66,105
               Net cash provided by (used in) operating act      14,160    (16,148)        (951)      87,935

Cash flows from investing activities:
  Purchase of property and equipment                             (8,307)    (4,718)     (33,372)      (1,835)
  Net repayments from (advances to) stockholder                  (9,698)    39,858           -        (6,007)
  Decrease (increase) in other assets                             5,810      1,321       (3,762)     (22,048)
              Net cash provided by (used in) investing acti     (12,195)    36,461      (37,134)     (29,890)

Cash flows from financing activities:
  Proceeds from long-term debt                                  300,000          -           -            -
  Repayments of long-term debt                                 (230,853)   (25,000)      (8,356)          -
  Repayment of obligations under capital leases                 (21,304)    (1,283)      (5,970)      (3,849)
              Net cash provided by (used in) financing acti      47,843    (26,283)     (14,326)      (3,849)


Net increase (decrease) in cash                                  49,808     (5,970)     (52,411)      54,196

Cash at the beginning of period                                   2,603      8,573       52,411        2,603
Cash at the end of period                                      $ 52,411      2,603          -         56,799



Supplemental disclosures of cash flow
   information:
  Cash paid during the period for:
     Interest                                                  $ 33,918     59,808        9,184        9,327
     Income taxes                                              $  1,098        790          -             -

Supplemental schedule of noncash investing and
     financing activities:
  Capital leases incurred for equipment                        $ 92,383          -          -             -
  Accounts payable converted to debt                           $ 35,051          -          -             -

See accompanying notes to financial statements.
F-5

     BENCHMARK COMPUTER SYSTEMS, Inc.

     Notes to Financial Statements
     March 31, 1995 and 1994 and June 30, 1995 and 1994



(1)     Organization, Line of Business, and Summary of Accounting Policies

     (a)     Organization and Line of Business

          Benchmark Computer Systems, Inc. (the Company) is a value added reseller of computer hardware and software. The Company also markets a line of printed products, sells and supports hardware and software maintenance agreements, and offers various system consulting services. The Company maintains its corporate headquarters in New Berlin, Wisconsin.

     (b)     Inventories

          Inventories are stated at the lower of cost or market.
Cost is determined using the first-in, first-out method. All inventories consist of purchased computers, computer parts and supplies.

     (c)     Property and Equipment

          Property and equipment are stated at cost.
Depreciation and amortization are calculated on a straight-line basis over the estimated useful lives of the assets.

     (d)     Equipment Under Capital Lease Obligations

          Equipment under capital lease obligations is recorded at the lesser of the fair value of the equipment or the present value of the future minimum lease payments and is amortized using the straight-line method over the lesser of the estimated useful life or the lease term of the equipment.

     (e)     Income Taxes

          The Company utilizes the liability method of accounting for income taxes as set forth in Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect in the years in which the deferred tax liabilities or assets are expected to be paid or recovered. An allowance against deferred tax assets is recorded when it is more likely than not that such benefits will not be realized.

                                            (continued)

     BENCHMARK COMPUTER SYSTEMS, Inc.

     Notes to Financial Statements


     (f)     Deferred Revenue

          Amounts billed as software and hardware maintenance revenue are deferred and recognized on a straight-line basis over the term of the maintenance contract.

     (g)     Basis of Presentation

          In the opinion of management, the accompanying unaudited financial statements contain all the adjustments necessary to fairly present the Company's financial position as of June 30, 1995 and its results of operations and cash flows for the three months ended June 30, 1995 and 1994. The results of operations for the three months ended June 30, 1995 may not be indicative of the results that may be expected for the year ending March 31, 1996.


(2)     Long-term Debt

     Long-term debt as of March 31, 1995 and June 30, 1995
consists of the following:
                                             March 31,    June 30,
                                             _________   _________
     Note payable  to  commercial lender,
     bearing   interest  at   prime  plus
     2.5%;  payable in monthly   payments
     of principal and interest of $5,560;
     Secured by equipment, inventory, and
     accounts  receivable;  due  February
     1, 2001.                               $ 294,147     285,790

     Note payable  to supplier; bears  no
     interest and is due in full on  June
     6, 1996.  The note is unsecured.          35,051      35,051
                         '                    329,198     320,841
         Less current portion                  38,867      75,050
                                            $ 290,331     245,791
                                              =======     =======

                                                                 (continued)

     BENCHMARK COMPUTER SYSTEMS, Inc.

     Notes to Financial Statements




     At March 31, 1995 the aggregate maturities of long-term debt are as follows:

              March 31,:
                    1996              $  38,867
                    1997                 78,300
                    1998                 47,614
                    1999                 52,600
                    2000                 58,108
                    Thereafter           53,709
                                      $ 329,198
                                        =======


(3)     Leases

     The Company is obligated under various capital leases for certain equipment that expire at various dates during the next three years. The Company also has various noncancelable operating leases that expire over the next five years. Rental expense for operating leases was $109,233 and $100,758 for the years ended March 31, 1995 and 1994, respectively and $19,119 and $27,292 for the three month periods ended June 30, 1995 and 1994, respectively. In May of 1995, the Company sub-leased excess building space to a third party. In the sub-lease agreement the Company is to receive $4,333 per month as rent income. The rental expense at June 30, 1995 above is net of one months rent income.

     Future minimum lease payments under the noncancelable operating leases with initial or remaining lease terms in excess of one year and the present value of future minimum capital lease payments as of March 31, 1995, are as follows:

          Year ending                  Capital      Operating
           March  31,                  leases        leases
          ___________                 _________     _________

              1996                    $  41,240     $107,960
              1997                       43,083      100,997
              1998                        3,408      105,996
              1999                         -          99,996
              2000                         -          83,330
        Thereafter                         -            -
     Total minimum lease payments     $  87,731     $498,279
                                                     =======

                                                  (continued)

     BENCHMARK COMPUTER SYSTEMS, Inc.

     Notes to Financial Statements




     Less amount representing
        interest and executory costs      8,697


     Present value of net minimum
        capital lease payments           79,034

     Less current installments of
        obligations under capital
        lease obligations                35,012
                                      $  44,022
                                       ========

     The future minimum lease income under the noncancelable sub-lease agreement as of June 30, 1995, is as follows:

          Year ending                 Operating
           June  30,                    leases
          ___________                 _________

              1996                    $  52,000
              1997                       52,000
              1998                       43,333
        Thereafter                         -
     Total minimum lease income       $ 147,333
                                        =======



(4)     Income taxes

     A reconciliation of "expected" income tax expense (benefit) computed at the U.S. federal corporate rate of 34 percent to actual income tax expense follows:

                                              Year ended March 31,
                                            ________________________
                                               1995           1994
                                            _________      _________
       Computed "expected" income tax
         expense (benefit)                  $ 155,108      (105,186)
       Change in valuation allowance          (62,564)       41,226
       State income taxes                      27,372       (18,562)
       Other, net                               6,581        19,274
                                            $ 126,497       (63,248)
                                              =======       =======



                                                  (continued)

     BENCHMARK COMPUTER SYSTEMS, Inc.

     Notes to Financial Statements


                                             Three months ended
                                                  June 30,
                                          _______________________
                                              1995         1994
                                          __________     ________
       Computed "expected" income tax
         expense (benefit)                $ (66,438)     (23,555)
       Change in valuation allowance         12,451          -
       State income taxes                   (11,724)     ( 4,156)
       Other, net                             2,462        2,660
                                          $ (63,249)     (25,051)
                                            =======       =======

     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at March 31, 1995 and June 30, 1995 are presented below in accordance with Statement 109:


                                           March 31,    June 30,
                                             1995         1995
                                          _________     _________
     Deferred tax asset:
        Accrued expenses                  $222,871       322,861
        Less valuation allowance          (222,871)     (322,861)
        Net deferred tax asset                 -             -
     Deferred tax liability:
        Other                               63,249           -
     Net deferred tax liability             63,249           -
                                          ========      ========


     Income tax expense for the years ended March 31, 1995 and 1994 is summarized as follows:

                                          March 31, 1995
                              ___________________________________
                                 Current     Deferred     Total
                              ___________    ________    ________

         U.S. Federal         $     -        107,524     107,524
         State and other            -         18,973      18,973
                              $     -        126,497     126,497
                                =========    =======     =======


                                          March 31, 1994
                              ___________________________________
                                 Current     Deferred     Total
                              ___________    ________    ________

         U.S. Federal         $     -        (53,762)    (53,762)
         State and other            -        ( 9,486)    ( 9,486)
                              $     -        (63,248)    (63,248)
                                =========    ========    =======

                                                  (continued)

     BENCHMARK COMPUTER SYSTEMS, Inc.

     Notes to Financial Statements



     Income tax expense for the three months ending June 30, 1995 and 1994 is summarized as follows:

                                          June  30, 1995
                              ___________________________________
                                 Current     Deferred     Total
                              ___________    ________    ________

         U.S. Federal         $     -        (53,763)    (53,763)
         State and other            -        ( 9,486)    ( 9,486)
                              $     -        (63,249)    (63,249)
                                =========    ========    ========


                                          June  30, 1994
                              ___________________________________
                                 Current     Deferred     Total
                              ___________    ________    ________

         U.S. Federal         $     -        (21,293)    (21,293)
         State and other            -        ( 3,758)    ( 3,758)
                              $     -        (25,051)    (25,051)
                                =========    ========    ========


     The Company has no net operating loss carryovers as of March
31, 1995.



(5)     Subsequent Event

     Effective June 1, 1995, 100% of the Company's outstanding stock was purchased by CUSA Technologies, Inc. (CUSA). CUSA principally develops, sells, and supports credit union, medical, and rental software.

     In consideration for the Company's common stock the shareholders received 192,667 shares of CUSA's restricted common stock. In anticipation of the acquisition the Company forgave a portion of the stockholder's loan receivable in the amount of $75,000 in the year ended March 31, 1995.

     At June 30, 1995 the Company owed CTI a total of $168,407 representing amounts due for goods, services, royalties and payroll paid or provided to the Company by CTI.


                                              (continued)

     BENCHMARK COMPUTER SYSTEMS, Inc.

     Notes to Financial Statements



(6)     Credit Concentrations

     The Company's customers are primarily in the financial (credit unions) and medical markets and are located in the midwest area of the United States. No single customer accounted for more than 5% of revenue for the years ended March 31, 1995 or 1994 and no customer accounted for more than 5% of the accounts receivable balances at March 31, 1995.


(7)     Gain on settlement

     In December 1994, the Company settled a lawsuit with a supplier in which certain debt was forgiven and a credit for future purchases was received totaling $505,516. This amount was recognized as a gain on settlement in the March 31, 1995 statement of operations.


(8)     Related Party Transactions

     The Company has advanced to a stockholder as of March 31, 1995 $175,000. Subsequent to March 31, 1995 and concurrent with the acquisition by CUSA, the amount was converted to an 8.5% note payable to (CUSA). Interest only is due annually until the amount becomes due in full at June 30, 2000. The amount is secured by CUSA common stock.

                                 SIGNATURES

     Pursuant to the requirements of section 13 or 15(d) of the Securities
& Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 4, 1995

                                          CUSA TECHNOLOGIES, INC.

                                          By /s/ Michael K. Hirano
                                          Michael K. Hirano, C.F.O.